Exhibit 99.2
NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
METRICS SUMMARY
(UNAUDITED)
DISCLAIMER:
The Company strongly encourages investors to read its annual and quarterly filings with the Securities and Exchange Commission (the “SEC Filings”), including the financial statements and risk factors contained therein. Although certain information included in this chart is intended to be identical to information in the SEC Filings, in the event of a conflict between information included in the SEC Filings and in this chart, the SEC Filings should be relied upon. Other information included in this chart represents financial metrics compiled by the Company for internal use in analyzing certain aspects of its business (the “Internal Metrics”). The Internal Metrics represent management’s good faith estimates as of the date of this chart, and the Company makes no guarantee as to either their accuracy or completeness. The Company does not undertake any obligation to update this chart to reflect new information, future events or otherwise.
TOTAL COMPANY

All numbers in $000s except Per Share, DSO, People data and	2010				2010	2009				2009	2008
percentages	Q4	Q3	Q2	Q1	Full Year	Q4	Q3	Q2	Q1	Full Year	Full Year
Revenues Before Reimbursements	$161,752	$153,222	$154,617	$153,870	$623,461	$153,051	$159,153	$157,332	$167,212	$636,748	$727,062
Reimbursements	21,188	21,625	17,706	19,680	80,199	20,907	18,210	16,224	15,150	70,491	83,578
Total Revenues	182,940	174,847	172,323	173,550	703,660	173,958	177,363	173,556	182,362	707,239	810,640
Y/Y Growth rate	5%	-1%	-1%	-5%	-1%	-10%	-10%	-18%	-12%	-13%	6%
Q/Q Growth rate	5%	1%	-1%	0%	N/A	-2%	2%	-5%	-6%	N/A	N/A

Geographic Revenues as % of Total
U.S. Operations	88%	88%	86%	84%	85%	82%	84%	84%	86%	84%	83%
Non U.S. Operations	12%	12%	14%	16%	15%	18%	16%	16%	14%	16%	17%

Cost of Services Before Reimbursements	111,797	102,368	102,128	102,230	418,523	103,766	100,545	101,967	110,267	416,545	444,035
% of Revenues Before Reimbursements	69%	67%	66%	66%	67%	68%	63%	65%	66%	65%	61%

General & Administrative Expenses	31,347	30,789	29,089	30,460	121,685	28,142	32,500	33,513	34,893	129,048	155,378
% of Revenues Before Reimbursements	19%	20%	19%	20%	20%	18%	20%	21%	21%	20%	21%

EBITDA (1)	18,608	20,965	23,400	21,180	84,153	19,013	25,238	17,627	21,752	83,630	124,976
% of Revenues Before Reimbursements	12%	14%	15%	14%	13%	12%	16%	11%	13%	13%	17%
Adjusted EBITDA (excluding other operating costs (benefit) and severance expense) (1)	21,201	21,448	24,407	22,016	89,072	25,448	27,653	23,192	25,059	101,352	131,909
% of Revenues Before Reimbursements	13%	14%	16%	14%	14%	17%	17%	15%	15%	16%	18%

Operating Income	4,284	14,269	16,885	14,583	50,021	11,603	17,716	9,528	12,884	51,731	88,754
% of Revenues Before Reimbursements	3%	9%	11%	9%	8%	8%	11%	6%	8%	8%	12%
Net Income	559	9,223	7,828	6,447	24,057	4,789	8,340	3,385	5,433	21,947	40,057
% of Revenues Before Reimbursements	0%	6%	5%	4%	4%	3%	5%	2%	3%	3%	6%
Y/Y Growth rate	-88%	11%	131%	19%	10%	-58%	6%	-66%	-50%	-45%	20%
Q/Q Growth rate	-94%	18%	21%	35%	N/A	-43%	146%	-38%	-52%	N/A	N/A

Net Income Per Diluted Share (EPS)	0.01	0.18	0.16	0.13	0.48	0.10	0.17	0.07	0.11	0.44	0.83

Adjusted Net Income Per Diluted Share (excluding the net income impact of other operating costs (benefit), severance expense and non recurring foreign tax elections) (2)	0.15	0.16	0.17	0.14	0.61	0.18	0.20	0.14	0.16	0.68	0.95
Shares used in computing income per diluted share	50,909	50,518	50,264	50,096	50,447	50,018	49,954	49,756	49,449	49,795	48,285

Balance Sheet
Cash and cash equivalents	1,981	5,383	3,000	361	1,981	49,144	13,342	5,132	6,743	49,144	23,134
Trade accounts receivable, net	179,058	178,881	162,227	174,690	179,058	163,608	185,129	187,201	188,824	163,608	170,464
Days sales outstanding (DSO)	81	86	79	83	81	78	87	91	87	78	73
Debt	202,951	199,370	202,549	197,275	202,951	219,375	222,326	239,717	260,522	219,375	232,479

Share-based compensation expense related to consulting personnel	1,118	928	1,040	801	3,887	869	955	1,333	1,926	5,083	9,087

Employee Full Time Equivalent Data (Period End) (3)
Billable	1,779	1,652	1,668	1,661	1,779	1,666	1,716	1,778	1,920	1,666	1,931
Non-billable	528	508	522	518	528	511	514	535	573	511	577
Total	2,307	2,160	2,190	2,179	2,307	2,177	2,230	2,313	2,493	2,177	2,508

(1)	EBITDA and Adjusted EBITDA are non-GAAP financial measures. See accompanying schedule for reconciliation to operating income.

(2)	Adjusted EPS is a non-GAAP financial measure and excludes the net income impact from other operating costs (benefit), severance expense and non recurring foreign tax elections. See accompanying schedule for further information regarding non-GAAP financial measures included in this chart.

(3)	Employee Full Time Equivalent Data represents full-time equivalent (FTE) employees (adjusted for part-time status).

SEGMENT INFORMATION (4)

All numbers in $000s except Per Share, People	2010				2010	2009				2009	2008
data and percentages	Q4	Q3	Q2	Q1	Full Year	Q4	Q3	Q2	Q1	Full Year	Full Year
Business Segment Revenues
Dispute and Investigative Services	70,627	71,279	63,867	67,894	$273,667	72,160	76,010	76,758	77,496	$302,424	$356,524
% of Total Revenues	39%	41%	37%	39%	39%	41%	43%	44%	43%	43%	43%
Business Consulting Services	78,185	68,894	71,756	66,250	285,085	67,419	65,450	63,393	73,516	269,778	329,550
% of Total Revenues	43%	39%	42%	38%	41%	39%	37%	37%	40%	38%	41%
International Consulting	16,046	16,443	18,078	20,797	71,364	21,780	21,279	19,250	17,303	79,612	87,673
% of Total Revenues	9%	9%	10%	12%	10%	13%	12%	11%	9%	11%	11%
Economic Consulting	18,082	18,231	18,622	18,609	73,544	12,599	14,624	14,155	14,047	55,425	36,893
% of Total Revenues	10%	10%	11%	11%	10%	7%	8%	8%	8%	8%	5%

Total Company	$182,940	$174,847	$172,323	$173,550	$703,660	$173,958	$177,363	$173,556	$182,362	$707,239	$810,640

Business Segment Revenues Before Reimbursements
Dispute and Investigative Services	63,540	64,997	59,737	63,338	251,612	65,359	69,260	70,124	71,903	276,646	324,458
% of Revenues Before Reimbursements	39%	42%	39%	41%	40%	43%	43%	45%	43%	44%	44%
Business Consulting Services	68,749	58,406	63,430	57,399	247,984	58,717	58,749	57,883	66,906	242,255	290,257
% of Revenues Before Reimbursements	43%	38%	41%	37%	40%	38%	37%	37%	40%	38%	40%
International Consulting	12,760	13,231	14,484	16,145	56,620	17,512	17,266	16,067	15,516	66,361	76,605
% of Revenues Before Reimbursements	8%	9%	9%	11%	9%	11%	11%	10%	9%	10%	11%
Economic Consulting	16,703	16,588	16,966	16,988	67,245	11,463	13,878	13,258	12,887	51,486	35,742
% of Revenues Before Reimbursements	10%	11%	11%	11%	11%	8%	9%	8%	8%	8%	5%

Total Company	$161,752	$153,222	$154,617	$153,870	$623,461	$153,051	$159,153	$157,332	$167,212	$636,748	$727,062

Segment Operating Profit (5)
Dispute and Investigative Services	23,733	26,738	21,585	25,408	97,464	25,966	30,025	28,369	28,234	112,594	143,870
% of Revenues Before Reimbursements	37%	41%	36%	40%	39%	40%	43%	40%	39%	41%	44%
Business Consulting Services	22,722	19,817	23,148	19,017	84,704	18,881	21,763	20,332	23,452	84,428	115,280
% of Revenues Before Reimbursements	33%	34%	36%	33%	34%	32%	37%	35%	35%	35%	40%
International Consulting	1,632	1,680	3,663	3,740	10,715	2,661	4,793	4,406	4,176	16,036	22,606
% of Revenues Before Reimbursements	13%	13%	25%	23%	19%	15%	28%	27%	27%	24%	30%
Economic Consulting	4,878	5,585	6,273	6,296	23,032	3,402	5,239	4,888	4,644	18,173	14,121
% of Revenues Before Reimbursements	29%	34%	37%	37%	34%	30%	38%	37%	36%	35%	40%

Total Company	$52,965	$53,820	$54,669	$54,461	$215,915	$50,910	$61,820	$57,995	$60,506	$231,231	$295,877
% of Revenues Before Reimbursements	33%	35%	35%	35%	35%	33%	39%	37%	36%	36%	41%

Other Operating Data

Average Billable Full Time Equivalent Headcount
Dispute and Investigative Services	616	627	642	647	633	701	716	764	810	747	820
Business Consulting Services	833	703	699	706	735	668	699	735	804	727	836
International Consulting	173	189	200	212	193	211	215	233	226	221	208
Economic Consulting	133	136	119	114	126	105	104	100	101	102	62
Total Company	1,755	1,655	1,660	1,679	1,687	1,685	1,734	1,832	1,941	1,797	1,926
Average Bill Rate (excluding success fees)
Dispute and Investigative Services	290	296	300	292	295	282	280	276	278	279	284
Business Consulting Services	222	219	217	218	219	223	215	210	219	216	223
International Consulting	288	280	259	263	271	267	259	239	233	248	294
Economic Consulting	382	375	385	367	377	342	347	344	343	344	332
Total Company	267	267	266	264	266	260	255	250	252	254	260
Average Utilization (based off 1,850 hrs)
Dispute and Investigative Services	74%	72%	69%	75%	72%	75%	74%	72%	73%	74%	78%
Business Consulting Services	79%	79%	81%	80%	80%	79%	79%	75%	77%	77%	80%
International Consulting	55%	54%	60%	65%	58%	67%	68%	61%	67%	66%	69%
Economic Consulting	72%	69%	76%	90%	76%	76%	81%	87%	85%	82%	96%
Total Company	74%	73%	73%	77%	74%	76%	76%	73%	75%	75%	79%

(4)	During the first quarter of 2010, the Company made organizational changes in its business which resulted in the formation of additional operating segments and the repositioning of certain service offerings between the segments. Prior year comparative segment data has been restated to be consistent with the current presentation.

(5)	Segment Operating Profit is a measure of profit used by management and excludes certain expense amounts not allocated to the specific reporting segments.

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(UNAUDITED)
Non-GAAP Financial Information
This metrics summary includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (GAAP) are included in this summary. During 2009, the Company incurred significant severance expense as staffing levels were adjusted to market demand and Navigant executed its strategic refresh initiative involving the redeployment of certain resources. The Company also continues to be impacted by office consolidation costs and benefits due to its real estate initiatives including the impact of closing certain offices and changes in market conditions associated with expected sublease proceeds. During the quarter ended September 30, 2010, the Company recorded a non recurring benefit from a tax election related to certain of its foreign entities. During the quarter ended December 31, 2010 the Company recorded an impairment on its intangible assets relating to its International Consulting segment. Adjusted EBITDA and adjusted operating income excludes the impact of other operating costs (benefit) and severance, and adjusted earnings per share excludes the net income impact of other operating costs (benefit), severance and the non recurring benefit from a tax election related to certain of the Company’s foreign entities in all periods presented. Severance and other operating costs (benefit) are not considered to be non recurring, infrequent or unusual to the Company’s business, however, management believes providing investors with this information gives additional insights into Navigant’s operating performance. Although the intangible assets impairment previously discussed has not historically been as frequent as severance and office consolidation costs, we have substantial intangible assets which could become impaired in the future. While management believes that these non-GAAP financial measures are useful in evaluating Navigant’s operations, this information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure prepared in accordance with GAAP.
EBITDA and Adjusted EBITDA
EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under GAAP. The Company believes EBITDA provides useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for interest, debt service, taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. Adjusted EBITDA excludes the impact of other operating costs (benefit) and severance as discussed above. This measure should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

	2010				2010	2009				2009	2008
	Q4	Q3	Q2	Q1	Full Year	Q4	Q3	Q2	Q1	Full Year	Full Year
Operating Income	$4,284	$14,269	$16,885	$14,583	$50,021	$11,603	$17,716	$9,528	$12,884	$51,731	$88,754
Depreciation	3,575	3,528	3,553	3,801	14,457	4,288	4,352	4,320	4,640	17,600	17,302
Accelerated depreciation - office closures included in other operating costs (benefit)	—	—	—	—	—	175	115	387	608	1,285	2,534
Amortization	3,442	3,168	2,962	2,796	12,368	2,947	3,055	3,392	3,620	13,014	16,386
Intangible assets impairment	7,307	—	—	—	7,307	—	—	—	—	—	—

EBITDA	18,608	20,965	23,400	21,180	84,153	19,013	25,238	17,627	21,752	83,630	124,976

Add:

Other operating costs (benefit):
Office consolidation (excluding depreciation above)	—	(900)	—	—	(900)	2,130	870	4,225	300	7,525	2,673
Severance expense	2,593	1,383	1,007	836	5,819	4,305	1,545	1,340	3,007	10,197	4,260

Adjusted EBITDA (excluding other operating costs (benefit) and severance expense)	21,201	21,448	24,407	22,016	89,072	25,448	27,653	23,192	25,059	101,352	131,909

General and administrative expenses	31,347	30,789	29,089	30,460	121,685	28,142	32,500	33,513	34,893	129,048	155,378
Long term compensation expense related to consulting personnel (including share based compensation)	3,010	2,966	2,180	2,821	10,977	1,625	3,212	2,630	3,561	11,028	12,850
Severance expense added above	(2,593)	(1,383)	(1,007)	(836)	(5,819)	(4,305)	(1,545)	(1,340)	(3,007)	(10,197)	(4,260)

Total Segment Operating Profit	$52,965	$53,820	$54,669	$54,461	$215,915	$50,910	$61,820	$57,995	$60,506	$231,231	$295,877

Adjusted earnings per share (adjusted to exclude the net income impact from other operating costs (benefit), severance expense and non recurring foreign tax elections)
The Company discloses adjusted earnings per share to exclude the net income impact from other operating costs (benefit), severance expense and non recurring foreign tax elections as discussed above. Management believes the adjusted earnings per share information provides additional insights into Navigant’s ongoing operating performance. This measure should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

	2010				2010	2009				2009	2008
	Q4	Q3	Q2	Q1	Full Year	Q4	Q3	Q2	Q1	Full Year	Full Year
Other operating costs (benefit) - office consolidation	$—	$(900)	$—	$—	$(900)	$2,305	$985	$4,612	$908	$8,810	$5,207
Income tax (benefit) (6)	—	363	—	—	363	(930)	(397)	(1,860)	(366)	(3,553)	(2,100)

Net income impact of other operating costs (benefit) - office consolidation	$—	$(537)	$—	$—	$(537)	$1,375	$588	$2,752	$542	$5,257	$3,107

Shares used in computing income per diluted share	50,909	50,518	50,264	50,096	50,447	50,018	49,954	49,756	49,449	49,795	48,285

Diluted income per share impact of other operating costs (benefit) - office consolidation	$—	$(0.01)	$—	$—	$(0.01)	$0.03	$0.01	$0.06	$0.01	$0.11	$0.06

Other operating costs (benefit) - intangible assets impairment	$7,307	$—	$—	$—	$7,307	$—	$—	$—	$—	$—	$—
Income tax (benefit) (6)	(1,991)	—	—	—	(1,991)	—	—	—	—	—

Net income impact of other operating costs (benefit) - intangible assets impairment	$5,316	$—	$—	$—	$5,316	$—	$—	$—	$—	$—	$—

Shares used in computing income per diluted share	50,909	50,518	50,264	50,096	50,447	50,018	49,954	49,756	49,449	49,795	48,285

Diluted income per share impact of other operating costs (benefit) - intangible assets impairment	$0.10	$—	$—	$—	$0.11	$—	$—	$—	$—	$—	$—

Severance expense	$2,593	$1,383	$1,007	$836	$5,819	$4,305	$1,545	$1,340	$3,007	$10,197	$4,260
Income tax (benefit)(6)	(1,020)	(415)	(371)	(322)	(2,128)	(1,442)	(480)	(497)	(1,170)	(3,589)	(1,512)

Net income impact of severance expense	$1,573	$968	$636	$514	$3,691	$2,863	$1,065	$843	$1,837	$6,608	$2,748

Shares used in computing income per diluted share	50,909	50,518	50,264	50,096	50,447	50,018	49,954	49,756	49,449	49,795	48,285

Diluted income per share impact of severance expense	$0.03	$0.02	$0.01	$0.01	$0.07	$0.06	$0.02	$0.02	$0.04	$0.13	$0.06

Net income	$559	$9,223	$7,828	$6,447	$24,057	$4,789	$8,340	$3,385	$5,433	$21,947	$40,057
Net income impact of other operating costs (benefit) - office consolidation	—	(537)	—	—	(537)	1,375	588	2,752	542	5,257	3,107
Net income impact of other operating costs (benefit) - intangible assets impairment	5,316	—	—	—	5,316	—	—	—	—	—	—
Net income impact of severance expense	1,573	968	636	514	3,691	2,863	1,065	843	1,837	6,608	2,748
Non recurring foreign tax elections	—	(1,751)	—	—	(1,751)	—	—	—	—	—	—

Adjusted net income, excluding the net income impact of other operating costs (benefit), severance expense and non recurring foreign tax elections	$7,448	$7,903	$8,464	$6,961	$30,776	$9,027	$9,993	$6,980	$7,812	$33,812	$45,912

Shares used in computing income per diluted share	50,909	50,518	50,264	50,096	50,447	50,018	49,954	49,756	49,449	49,795	48,285

Adjusted earnings per share, excluding the net income impact of other operating costs (benefit), severance expense and non recurring foreign tax elections	$0.15	$0.16	$0.17	$0.14	$0.61	$0.18	$0.20	$0.14	$0.16	$0.68	$0.95

(6)	Effective income tax (benefit) has been determined based on specific tax jurisdiction.